                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in Registration Statement Form S-3, amendment no. 4, and Form S-4, amendment no. 4, filed on December 11, 2001, of our reports dated July 30, 2001 included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended
April 29, 2001, as amended, and to all references to our Firm included in these registration statements.



Orange County, California
December 10, 2001